ATLAS ENERGY RESOURCES, LLC

LONG-TERM INCENTIVE PLAN

OPTION GRANT AGREEMENT

THIS OPTION GRANT AGREEMENT (this "Grant") is made as of the ____ day of ___ , 200 (the "Date of Grant") by and between Atlas Energy Resources, LLC, a Delaware limited liability company (the "Company"), and (the "Participant").

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Award. The Participant is hereby awarded an option (the "Option") to purchase up to ______ common units representing Class B limited liability company interests of the Company ("Option Units") at an exercise price of $_____ per Option Unit pursuant to the Atlas Energy Resources Long-Term Incentive Plan (the "Plan"). The Option, and all rights hereunder with respect thereto, to the extent such rights have not been exercised, shall terminate and become null and void after the expiration of years from the Date of Grant.

2. Vesting.

(a) Subject to such further limitations as are provided herein, the Option shall vest and become exercisable on or after the following dates, in cumulative fashion:

Date	Units for Which the Option is Exercisable

(b) From and after the Date of Grant through the date on which the Option becomes fully vested pursuant to subparagraph (a) above, the unexercised portion of the Option remains subject to forfeiture in accordance with the terms of Section 3. Such period shall be known herein as the "Restricted Period."

(c) In the event of a change in control, as defined in the Plan, the Option shall automatically vest and become exercisable in full.

(d) Upon a termination of the Participant's Employment by reason of Disability, as defined below, or death, the Option shall automatically vest and become exerciseable in full.

(e) If the foregoing vesting schedule would produce fractional Option Units, the number of Option Units for which the Option is exercisable shall be rounded down to the nearest whole Option Unit.

3. Forfeiture.

(a) Upon the termination of the Participant's Employment, as defined below, during the Restricted Period, the Option, to the extent not previously exercised, shall immediately terminate and become null and void, except in a case where the termination of the Participant's Employment is by reason of death or an illness or injury that (i) lasts at least 6 months, (ii) is expected to be permanent, and (iii) renders the Participant unable to carry out his or her Employment duties (collectively, a "Disability"). "Employment" means employment by the Participant as an officer or employee of the Company, Atlas Energy Management, Inc., Atlas America, Inc. or any of their affiliates, as defined in the Plan, or by a consultant or joint venture partner who performs services for the Company or in furtherance of the Company's business.

(b) Notwithstanding any other provisions set forth herein or in the Plan, if the Participant shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any of its affiliates, (ii) breach any covenant not to compete, or employment contract, with the Company or any of its affiliates, or (iii) engage in conduct that would warrant the Participant's discharge from Employment for cause, the unexercised portion of the Option shall immediately terminate and become null and void.

4. Exercise.

(a) The Participant shall exercise the Option with respect to all or any part of the vested Option Units by giving the Secretary of the Company written notice of intent to exercise in the form attached hereto (the "Notice of Exercise"). The Notice of Exercise shall specify the number of Option Units as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

(b) Full payment by the Participant of the exercise price for the Option Units shall be made on or before the exercise date specified in the Notice of Exercise and such payment shall be by any of the following methods, or a combination thereof, at the election of the Participant, and with the approval of the Company:

(i) cash or check;

(ii) a promissory note with such recourse, interest, security, and redemption provisions as the Company in its discretion determines is appropriate; or

(iii) surrender of other Units which have a fair market value on the date of surrender equal to the aggregate exercise price of the Option Units. "Fair market value" means the closing sales price of a common unit representing Class B limited liability company interests in the Company (a "Unit") on the applicable date (or if there is no trading in the Units on such date, the closing sales price on the last date Units were traded). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Company.

(c) On the exercise date specified in the Notice of Exercise or as soon thereafter as is practicable, the Company shall deliver to the Participant a certificate or certificates for the Option Units then being purchased (out of theretofore unissued Units or reacquired Units, as the Company may elect) upon full payment of the exercise price for such Option Units. The obligation of the Company to deliver Units may be deferred for any period during which, in the good faith determination of the Company, the Company is not reasonably able to obtain or issue Units pursuant to such exercise without violating the rules or regulations of any applicable law or securities exchange.

(d) If the Participant fails to pay for any of the Option Units specified in the Notice of Exercise or fails to accept delivery thereof, the Participant's right to purchase such Option Units may be terminated by the Company.

5. Transferability.

(a) Except as provided in (b) below, no Option and no right under any such Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate thereof.

(b) The Option may be transferred

(i) by will and the laws of descent and distribution and

(ii) without consideration to immediate family members or related family trusts of the Participant.

6. Withholding. The Comany or any affiliate is authorized to withhold from any payment due or transfer made under this Grant or from any compensation or other amount owing to the Participant the amount (in cash, Units, other securities, Units that would otherwise be issued pursuant to such option or other property) of any applicable taxes payable in respect of this Grant, its exercise, the lapse of restrictions thereon, or any payment or transfer under this Grant or the Plan and to take such other action as may be necessary in the opinion of the Company or such affiliate to satisfy its withholding obligations for the payment of such taxes.

7. Terms and Conditions.

(a) This Grant is made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and this Grant shall in all respects be interpreted in accordance with the Plan. By accepting this Grant, the Participant hereby agrees to be bound by the interpretations and determinations of the Company with respect to this Grant and the Plan.

(b) The Company intends, but shall not be obligated, to register for sale under the Securities Act of 1933 (the "Securities Act") the Units acquirable pursuant to the Plan, and to keep such registration effective throughout the period any awards thereunder are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of Units acquirable pursuant to this Grant shall be delayed until registration of such Units is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, the Participant (or the Participant's estate or personal representative in the event of the Participant's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. No sale or disposition of Units acquired pursuant to this Grant by the Participant shall be made in the absence of an effective registration statement under the Securities Act with respect to such Units unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.

8. No Rights as Unitholder. The Participant shall not have the right to vote with respect to any Option Units or otherwise have any rights as a unitholder with respect thereto prior to the exercise of the Option.

9. Employment Not Affected. This Grant shall not be construed as giving the Participant the right to continued Employment. Further, the Company or an affiliate may at any time dismiss the Participant from Employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or this Grant.

10. Amendments. The Company may waive any conditions or rights under and amend any terms of this Grant, provided no change shall materially reduce the benefit to the Participant without the consent of the Participant.

11. Governing Law. The validity, construction, and effect of this Grant shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Grant has been duly executed as of the Date of Grant.

Witness: ATLAS ENERGY RESOURCES, LLC

_______________________ By:___________________________________

Name:

Title:

I hereby accept this Grant and I agree to be bound by the terms of the Plan and this Grant. I further agree that all of the decisions and interpretations of the Company with respect thereto shall be final and binding.

ACCEPTED AND AGREED TO:

By:______________________________________

Participant

_________________________________________

Date

NOTICE OF EXERCISE

Date:___________________, ____

Name: __________________________________________________________________

(Please typewrite or print in block letters)

Address: ________________________________________________________________

Signature: _______________________________________________________________

* * * * * *

Please complete in its entirety.

The undersigned hereby irrevocably elects to exercise on ____________ ____, ____ a portion of the Option granted on _________ ____, ____ by Atlas Energy Resources, LLC to the undersigned (the "Grant") that are currently exercisable under the terms of Paragraph 2 of the Grant. The undersigned hereby elects to purchase ____________ common units representing Class B limited liability company interests of Atlas Energy Resources, LLC and hereby makes payment of $___________ in payment of the actual exercise price thereof.